EXHIBIT 4.1

COMMON STOCK NUMBER	SHARES

[ICAGEN LOGO]

ICAGEN, INC.

Incorporated under the laws of the State of Delaware

CUSIP 45104P 10 4

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN CHARLOTTE, NC AND NEW YORK, NY

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,

PAR VALUE $.001 PER SHARE, OF

ICAGEN, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and the Bylaws of the Corporation and all amendments thereto to all of which the holder by acceptance hereof assents.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

/s/ EDWARD P. GRAY	[Seal]	/s/ P. KAY WAGONER
Secretary		President

Countersigned and Registered:

WACHOVIA BANK, N.A.

(Charlotte, N.C.)

Transfer Agent and Registrar

By:
Authorized Officer

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ___________Custodian____________
(Cust) (Minor)
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors Act _____
	(State	)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________

___________________________________________

___________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________

___________________________________________________________________________________________

______________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________ Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

__________________________________________________________________________________________

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15